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                                                                     Exhibit 4.2


           Schedule Identifying Omitted Secured Convertible Debentures


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                          Holder                   Principal Amount
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AJW Partners, LLC                                       $100,000
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Millennium Capital Partners II, LLC                     $100,000
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Equilibrium Equity, LLC                                  $25,000
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